UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

ARCTIC CAT INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota		56701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 31, 2009, Arctic Cat Inc. (the “Company”), Arctic Cat Sales Inc., a Minnesota corporation, Arctic Cat Production LLC, a Minnesota limited liability company, Arctic Cat Production Support LLC, a Minnesota limited liability company, and Arctic Cat Shared Services LLC, a Minnesota limited liability company (collectively, the “Guarantors”), and Wells Fargo Bank, National Association (“Wells Fargo”), entered into a First Amendment to Credit Agreement (the “Amendment”), which amends the Company’s revolving line of credit under the Credit Agreement, dated August 29, 2008, between the Company and Wells Fargo, as the Administrative Agent, Issuing Lender and sole Lender (the “Credit Agreement”).  Pursuant to the Amendment, the scheduled termination date of the Credit Agreement was extended from March 31, 2009 to May 31, 2009, the aggregate principal amount the Company may borrow under the Credit Agreement was reduced to $30,000,000, and the floating interest rate applicable to revolving notes issued under the Credit Agreement was increased.

The Credit Agreement is secured by a lien on substantially all of the personal property of the Company and each of the Company’s domestic subsidiaries, and contains certain customary representations and warranties, covenants and events of default.  Pursuant to the Amendment, the Credit Agreement is further secured by (a) a security interest in certain Company patents, applications for patents, trademarks, applications for trademarks, all proceeds and products of such patents and trademarks, and certain rights associated with the patents and trademarks, and (b) a mortgage lien on certain parcels of real property owned by the Company or certain subsidiaries of the Company.

Except as provided in the Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.  The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference to this Item 1.01.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit
	10.1	First Amendment to Credit Agreement, dated as of March 31, 2009, among the Company, Guarantors, and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: April 3, 2009	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	First Amendment to Credit Agreement, dated as of March 31, 2009, among the Company, Guarantors, and Wells Fargo Bank, N.A.